UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2016

Welltower Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 247-2800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders (the “Annual Meeting”) of Welltower Inc. (the “Company”) held on May 5, 2016 in New York, New York, the Company’s shareholders approved the Welltower Inc. 2016 Long-Term Incentive Plan (the “2016 Plan”), which had been previously approved by the Company’s Board of Directors subject to approval by the Company’s shareholders. The aggregate number of shares of the Company’s common stock reserved and available for issuance under the 2016 Plan is 10,000,000. A description of the terms of the 2016 Plan was included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 24, 2016.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the 2016 Plan, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 5, 2016 in New York, New York. The voting results for each of the proposals submitted to a vote of the shareholders at the Annual Meeting are set forth below.

Proposal #1 — Election of ten directors to hold office until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified:

Nominee	For	Against	Abstentions	Broker Non-Votes
Kenneth J. Bacon	282,896,775	1,067,267	648,388	39,628,327
Thomas J. DeRosa	282,474,577	1,669,798	468,055	39,628,327
Jeffrey H. Donahue	274,231,320	9,911,173	469,937	39,628,327
Fred S. Klipsch	283,358,520	783,052	470,858	39,628,327
Geoffrey G. Meyers	282,559,923	1,570,136	482,371	39,628,327
Timothy J. Naughton	282,571,073	1,574,379	466,978	39,628,327
Sharon M. Oster	274,259,946	9,906,319	446,165	39,628,327
Judith C. Pelham	283,051,559	1,102,853	458,018	39,628,327
Sergio D. Rivera	283,603,668	535,641	473,121	39,628,327
R. Scott Trumbull	270,179,953	13,967,366	465,111	39,628,327

Proposal #2 — Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year 2016:

For	Against	Abstentions	Broker Non-Votes
319,570,679	3,950,987	719,091	0

Proposal #3 — Approval of the compensation of the named executive officers of the Company as disclosed in the proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission:

For	Against	Abstentions	Broker Non-Votes
266,821,054	16,678,959	1,112,417	39,628,327

Proposal #4 — Approval of the Welltower Inc. 2016 Long-Term Incentive Plan:

For	Against	Abstentions	Broker Non-Votes
266,176,693	17,459,843	975,894	39,628,327

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Welltower Inc. 2016 Long-Term Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLTOWER INC.

By:	/s/ THOMAS J. DEROSA
Name:	Thomas J. DeRosa
Title:	Chief Executive Officer

Dated: May 10, 2016

Exhibit Index

10.1	Welltower Inc. 2016 Long-Term Incentive Plan